UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549


                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

                           February 9, 2010
            ------------------------------------------------
            Date of Report (Date of earliest event reported)

                                Con-way Inc.
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)

         Delaware               1-5046              94-1444798
         ----------             ------              ----------
        (State or other        (Commission         (IRS Employer
        jurisdiction of        File Number)        Identification
        incorporation or                              Number)
         organization)

       2855 Campus Drive, Suite 300, San Mateo, California 94403
      -----------------------------------------------------------
                (Address of principal executive offices)
                               (zip code)

          Registrant's telephone number, including area code:
                             (650) 378-5200


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     (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM  5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT   OF  CERTAIN  OFFICERS;  COMPENSATORY  ARRANGEMENTS  OF  CERTAIN
OFFICERS

On February 9, 2010, the Company's Compensation Committee (with the concurrence of the other independent members of the Board of Directors, in the case of the compensation of the Company's Chief Executive Officer), approved the following compensation:

A. 2010 ANNUAL CASH INCENTIVE AWARDS. The annual cash incentive awards are based upon performance metrics approved by the Compensation Committee. For each award the Compensation Committee has set a minimum achievement level below which no payouts are received, a target achievement level at which each executive will earn a target payout (equal to a specified percentage of the executive's base salary earned during the year), and a maximum achievement level at or above which each executive will earn a payout equal to twice his target amount. The specified percentages of base salary, as well as the target amounts for the 2010 awards (based on each executive's annual base salary as in effect as of the date of this Report on Form 8-K), are set forth in the table below.


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|Officer |Title                                 |Percentage of   |Target  |
|        |                                      |Actual Base     |Amount  |
|        |                                      |Salary          |($)     |
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|Douglas |President and Chief Executive Officer |100%            |$625,508|
|W.      |                                      |                |        |
|Stotlar |                                      |                |        |
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|Stephen |Executive Vice President and Chief    |70%             |$282,282|
|L.      |Financial Officer                     |                |        |
|Bruffett|                                      |                |        |
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|Robert  |Executive Vice President              |70%             |$287,269|
|L.      |                                      |                |        |
|Bianco  |                                      |                |        |
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|John G. |Executive Vice President              |70%             |$292,259|
|Labrie  |                                      |                |        |
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|Herbert |Executive Vice President              |70%             |$280,899|
|J.      |                                      |                |        |
|Schmidt |                                      |                |        |
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The performance metrics applicable to  the 2010 cash incentive awards made to
Messrs. Bianco, Labrie and Schmidt are shown in the table below:


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|Officer |Title                       |Performance Metric                  |
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|Robert  |Executive Vice President    |Adjusted Operating Income of        |
|L.      |                            |Menlo Worldwide Logistics           |
|Bianco  |                            |                                    |
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|John G. |Executive Vice President    |Adjusted Operating Income of        |
|Labrie  |                            |Con-way Freight                     |
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|Herbert |Executive Vice President    |Operating Ratio of Con-way Truckload|
|J.      |                            |                                    |
|Schmidt |                            |                                    |
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As used in the table above:

     "Adjusted Operating Income" means operating income as determined in accordance with United States generally accepted accounting principles ("US GAAP"), as adjusted for (i) asset impairments pursuant to FASB Codification Topics 350 and 360, (ii) restructuring charges pursuant to FASB Codification Topic 420 and (iii) accounting charges pursuant to FASB Codification Topic 250.

     "Operating Ratio" means Operating Expense divided by Revenue, with "Operating Expense" defined as Revenue less Operating Profit and "Revenue" defined as revenue determined in accordance with US GAAP before inter-segment eliminations.

The awards made to Messrs. Stotlar and Bruffett (i) are based on the percentage achievement levels of Con-way Freight, Menlo Worldwide Logistics and Con-way Truckload with respect to their performance metrics and (ii) are weighted as shown in the table below:


                     -----------------------------
                     |Business Unit    |Weighting|
                     -----------------------------
                     |Con-way Freight  |  71%    |
                     -----------------------------
                     |Con-way Truckload|  15%    |
                     -----------------------------
                     |Menlo Logistics  |  14%    |
                     -----------------------------
                     |Total            |  100%   |
                     -----------------------------


B.   2010 LONG-TERM INCENTIVE COMPENSATION AWARDS

2010 long-term incentive compensation awards include (i) cash-settled stock appreciation rights ("SARs") awards and (ii) restricted stock unit awards.

SARs. Each SARs award described in the table below is made pursuant to, and is governed by the terms of, the Company's 2006 Equity and Incentive Plan, as amended, and a stock appreciation rights award agreement in the form attached hereto as Exhibit 99.1. These documents provide that the SARs have a term of ten years, will vest in equal annual installments over three years, commencing January 1, 2011, or earlier in certain circumstances (including in the event of death or disability or upon a qualifying termination of employment in connection with a Change in Control). Upon retirement at age 65 or pursuant to the "Rule of 85" (that is, age plus years of service equal to or greater than 85), the SARs vest and are exercisable for a period of one year thereafter. The foregoing description of the SARs awards is qualified in its entirety by reference to the form of stock appreciation rights agreement attached hereto as Exhibit 99.1.



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|Officer  |Title                                     |Number |Exercise Price|
|         |                                          |of SARs|              |
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|Douglas  |President and Chief Executive Officer     |146,986|  $28.92      |
|W.       |                                          |       |              |
|Stotlar  |                                          |       |              |
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|Stephen  |Executive Vice President and Chief        | 40,435|  $28.92      |
|L.       |Financial Officer                         |       |              |
|Bruffett |                                          |       |              |
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|Robert L.|Executive Vice President                  | 39,136|  $28.92      |
|Bianco   |                                          |       |              |
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|John G.  |Executive Vice President                  | 38,291|  $28.92      |
|Labrie   |                                          |       |              |
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|Herbert  |Executive Vice President                  | 35,279|  $28.92      |
|J.       |                                          |       |              |
|Schmidt  |                                          |       |              |
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Restricted Stock Unit Awards.  Each  restricted stock unit award described in the table below is made pursuant to, and is governed by the terms of, the Company's 2006 Equity and Incentive Plan, as amended, and a restricted stock unit grant agreement, in the form attached hereto as Exhibit 99.2. These documents provide that the restricted stock units will vest on February 9, 2013 (the third anniversary of the grant date), or earlier in certain circumstances (including in the event of death or disability or upon a qualifying termination of employment in connection with a Change in Control). In addition, a pro rata portion (based on the number of months elapsed divided by 36) will vest upon retirement at age 65 or pursuant to the Rule of
85. Recipients do not receive dividends equivalents in the event that a cash dividend is declared on the Company's common stock, but do receive dividend equivalents if stock dividends are declared. The foregoing description of the restricted stock awards is qualified in its entirety by reference to the form of restricted stock unit grant agreement attached hereto as Exhibit 99.2.


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|Officer |Title                                    |Number of  Restricted |
|        |                                         |Stock Units           |
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|Douglas |President and Chief Executive Officer    |28,840                |
|W.      |                                         |                      |
|Stotlar |                                         |                      |
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|Stephen |Executive Vice President and Chief       |12,341                |
|L.      |Financial Officer                        |                      |
|Bruffett|                                         |                      |
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|Robert  |Executive Vice President                 |11,945                |
|L.      |                                         |                      |
|Bianco  |                                         |                      |
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|John G. |Executive Vice President                 |11,687                |
|Labrie  |                                         |                      |
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|Herbert |Executive Vice President                 |10,767                |
|J.      |                                         |                      |
|Schmidt |                                         |                      |
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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

 (c)    Exhibits


        Exhibit No.             Description
        -----------             -----------
        EX 99.1                 Stock Appreciation Rights Award Agreement
        EX 99.2                 Restricted Stock Unit Grant Agreement




                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Con-way Inc.
                        ------------
                        (Registrant)

February 10, 2010       /s/ Jennifer W. Pileggi
                        --------------------------
                        Jennifer W. Pileggi
                        General Counsel and Corporate Secretary